UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Please Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP63 FUND, INC.

Portfolio Illustration

August 31, 2017 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

The MP63 Fund, Inc.

		Schedule of Investments
	August 31, 2017 (Unaudited)

Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 99.01%

Aerospace/Aircrafts/Defense - 7.14%
6,500	Boeing Co.	$ 1,557,790
9,600	Raytheon Co.	1,747,296
9,500	United Technologies Corp.	1,137,340
		4,442,426
Auto Parts - Retail/Wholesale - 1.38%
10,400	Genuine Parts Co.	861,432

Banks - 5.13%
32,800	Bank of America Corp.	783,592
27,600	BB&T Corp.	1,272,084
22,200	US Bancorp	1,137,750
		3,193,426
Beverages - 2.78%
21,400	Coca-Cola Co.	974,770
6,500	PepsiCo, Inc.	752,245
		1,727,015
Cable & Other Pay Television Services - 1.50%
23,000	Comcast Corp., Class A	934,030

Chemicals - Diversified - 1.72%
21,900	RPM International, Inc.	1,072,443

Chemicals - Specialty - 1.46%

6,900	Praxair, Inc.	907,626

Commercial Services - 1.82%
8,500	Ecolab, Inc.	1,133,050

Communication Equipment - 0.46%
5,500	Qualcomm, Inc.	287,485

Containers - Paper/Plastic - 1.32%
19,300	Bemis Co., Inc.	822,373

Cosmetics & Personal Care - 1.45%
12,600	Colgate-Palmolive Co.	902,664

Diversified Operations - 4.97%
6,400	3M Co.	1,307,648
35,000	Corning, Inc.	1,006,600
31,700	General Electric Co.	778,235
		3,092,483
Electronic Equipment - 1.46%
15,400	Emerson Electric Co.	909,216

Electronic - Semiconductors - 1.83%
32,500	Intel Corp.	1,139,775

Finance - Investment Management - 1.20%
17,300	Franklin Resources, Inc.	747,879

Financial Services - 1.95%
21,300	Paychex, Inc.	1,214,739

Food - Misc. Preparation - 4.40%
17,000	Archer Daniels-Midland Co.	702,440
22,400	ConAgra Foods, Inc.	727,104
8,800	General Mills, Inc.	468,688
27,300	Hormel Foods Corp.	839,202
		2,737,434

General Household Products - 2.13%
9,200	Stanley Black & Decker, Inc.	1,324,800

Insurance - Life/Property/Casual - 3.05%
9,900	AFLAC, Inc.	817,245
8,900	Travelers Companies, Inc.	1,078,502
		1,895,747
Leisure Products - 1.21%
8,100	Polaris Industries, Inc.	755,163

Leisure Services - 0.05%
300	The Walt Disney Co.	30,360

Machinery - Const./Mining/Farming - 3.45%
8,700	Caterpillar, Inc.	1,022,163
9,700	Deere & Co.	1,124,521
		2,146,684
Machinery - Electrical Equipment - 4.32%
11,900	Dover Corp.	1,010,072
18,451	Johnson Controls, Inc.	730,475
15,500	Tennant Co.	944,725
		2,685,272
Manufacturing - 2.30%
10,400	Illinois Tool Works, Inc.	1,430,104

Medical/Dental - Supplies - 2.40%
7,500	Becton Dickinson & Co.	1,495,800

Medical Instruments/Products - 1.31%
10,100	Medtronic, Inc.	814,262

Medical Drugs - 3.50%
15,200	Abbott Laboratories	774,288
10,600	Johnson & Johnson	1,403,122
		2,177,410
Motor Vehicle Parts & Accessories - 0.21%
1,805	Adient Plc. (Ireland)	127,578

Oil & Gas - International - 1.20%
9,800	Exxon Mobil Corp.	748,034

Paper & Paper Products - 1.49%
7,500	Kimberly Clark Corp.	924,675

Petroleum Refining - 0.54%
3,100	Chevron Corp.	333,622

Refuse Systems - 1.44%
11,600	Waste Management, Inc.	894,476

Retail - Catalog & Mail Order Houses - 0.05%
30	Amazon.com, Inc. *	29,418

Retail - Food & Restaurant - 1.03%
900	Starbucks Corp.	49,374
7,500	Yum! Brands, Inc.	576,150
400	Yum China Holdings, Inc. *	14,144
		639,668
Retail - Variety Stores - 1.99%
7,100	Costco Wholesale Corp.	1,112,854

Retail/Wholesale - Building Products - 2.19%
9,100	Home Depot, Inc.	1,363,817

Services - Computer Programming, Data Processing, Etc. - 0.05%
30	Alphabet, Inc. Class A *	28,657

Services - Prepackaged Software - 2.63%
21,900	Microsoft Corp.	1,637,463

Shoes & Related Apparel - 0.11%
1,300	Nike, Inc. Class B	68,653

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.42%
9,600	Procter & Gamble Co.	885,792

Telecommunications Services - 1.44%
23,900	AT&T, Inc.	895,294

Textile - Apparel/Mill Products - 1.41%
14,000	VF Corp.	880,180

Transportation - Equipment/Leasing - 1.52%
12,200	Ryder Systems, Inc.	946,720

Transportation - Railroads - 1.68%
9,900	Union Pacific Corp.	1,042,470

Utility - Electric - 7.61%
11,800	Duke Energy Corp.	1,030,140
15,800	Edison International	1,266,844
31,800	MDU Resources Group, Inc.	859,872
10,500	NextEra Energy, Inc.	1,580,355
		4,737,211
Utility - Gas Distribution - 2.72%
12,500	National Fuel Gas Co.	724,750
16,000	SCANA Corp.	966,080
		1,690,830
Utility - Water - 2.04%
38,000	Aqua America, Inc.	1,269,200

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 0.75%
16,700	Owens & Minor, Inc.	466,598

TOTAL FOR COMMON STOCK (Cost $32,407,287) - 99.01%		61,604,308

MONEY MARKET FUND - 0.73%
457,318	Fidelity Institutional Money Market Funds Gov't Portfolio (Cost $457,318) 0.87%**	457,318

	TOTAL INVESTMENTS - 99.74% (Cost $32,864,605) (Note 4)	62,061,626

	OTHER ASSETS LESS LIABILITIES - 0.26%	159,078

	NET ASSETS - 100.00%	$ 62,220,704

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at August 31, 2017.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2017 (Unaudited)

Assets
Investments at Market Value (Cost $32,864,605)	$ 62,061,626
Cash	-
Receivables
Dividends and Interest	182,040
Shareholder Subscriptions	710
Prepaid Expenses	22,134
Total Assets	62,266,510
Liabilities
Other Accrued Expenses	15,749
Accrued Directors Fees (Note 3)	1,836
Accrued Fund Servicing Fees (Note 3)	3,673
Accrued Administrative Fees (Note 3)	4,255
Accrued Management Fees (Note 3)	20,293
Total Liabilities	45,806

Net Assets	$ 62,220,704

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,131,158 shares issued and outstanding	$ 3,131
Additional Paid in Capital	32,374,350
Accumulated Undistributed Net Investment Income	643,552
Realized Gain on Investments - Net	2,650
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	29,197,021
Net Assets	$ 62,220,704

Net Asset Value and Offering Price ($62,220,704/3,131,158)	$ 19.87

Redemption Price Per Share ($19.87 x .99)*	$ 19.67

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the six months ended August 31, 2017 (Unaudited)

Investment Income:
Dividend Income	$ 851,955
Interest Income	1,539
Total Investment Income	853,494
Expenses:
Investment advisor fees (Note 3)	109,555
Administration fees (Note 3)	25,647
Fund servicing expense (Note 3)	21,173
Registration fees	15,391
Insurance expense	4,664
Printing and postage expense	5,338
Compliance fees (Note 3)	7,024
Miscellaneous expense	2,177
Custody fees	4,446
Legal fees	38,193
Director fees (Note 3)	4,691
Audit fees	8,873
Total Expenses	247,172

Net Investment Income	606,322

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	(155,342)
Change in Unrealized Appreciation on Investments	1,029,832
Net Realized and Unrealized Gain on Investments	874,490

Net Increase in Net Assets from Operations	$ 1,480,812

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	(Unaudited)
	For the Six	For the
	Months Ended	Year Ended
	August 31, 2017	February 28, 2017
From Operations:
Net Investment Income	$ 606,322	$ 1,151,348
Realized Gain (Loss) on Investments	(155,342)	1,311,818
Unrealized Appreciation on Investments	1,029,832	8,624,716
Increase in Net Assets from Operations	1,480,812	11,087,882

From Distributions to Shareholders:
Net Investment Income	-	(1,155,325)
Net Realized Gain from Security Transactions	-	(1,277,181)
Change in Net Assets from Distributions	-	(2,432,506)

From Capital Share Transactions
Proceeds From Sale of Shares	1,005,596	2,365,494
Shares Issued on Reinvestment of Dividends	-	2,415,376
Cost of Shares Redeemed
(net of redemption fees $36 and $277, respectively)	(1,819,611)	(3,707,853)
Net Increase (Decrease) from Shareholder Activity	(814,015)	1,073,017

Net Increase in Net Assets	666,797	9,728,393

Net Assets at Beginning of Period	61,553,907	51,825,514
Net Assets at End of Period (Including Undistributed Net
Investment Income of $643,552 and $37,266, respectively)	$ 62,220,704	$ 61,553,907

Share Transactions:
Issued	51,331	127,796
Reinvested	-	130,068
Redeemed	(92,207)	(199,401)
Net Increase (Decrease) in shares	(40,876)	58,463
Shares outstanding beginning of period	3,172,034	3,113,571
Shares outstanding end of period	3,131,158	3,172,034

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2017		February 28, 2017		February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013
Net Asset Value -
Beginning of Period	$ 19.41		$ 16.65		$ 18.76		$ 17.13		$ 14.12		$ 12.61

Net Investment Income	0.19		0.37		0.34		0.29		0.26		0.28
Net Gains (Losses) on Securities (realized and unrealized)	0.27		3.18		(1.31)		2.06		3.19		1.55
Total from Investment Operations	0.46		3.55		(0.97)		2.35		3.45		1.83

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*

Distributions (From Net Investment Income)	0.00		(0.37)		(0.33)		(0.29)		(0.27)		(0.32)
Distributions (From Capital Gains)	0.00		(0.42)		(0.81)		(0.43)		(0.17)		0.00
Total Distributions	0.00		(0.79)		(1.14)		(0.72)		(0.44)		(0.32)

Net Asset Value -
End of Period	$ 19.87		$ 19.41		$ 16.65		$ 18.76		$ 17.13		$ 14.12

Total Return (a)	2.37%		21.55%		(5.25)%		13.67%		24.46%		14.72%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	62,221		61,554		51,826		56,133		50,460		42,707
Ratio of Expenses to Average Net Assets	0.79%	**	0.77%		0.80%		0.79%		0.77%		0.91%
Ratio of Net Income to Average Net Assets	1.94%	**	2.00%		1.92%		1.60%		1.66%		2.11%
Portfolio Turnover Rate	0.83%		3.95%		3.56%		6.15%		4.25%		4.22%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
* Amount is less than $0.005
** Annualized
The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2017 (Unaudited)

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2017:

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2017 (Unaudited)

(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$61,604,308	$ -	$ -	$61,604,308
Money Market Fund	457,318	-	-	457,318
Total	$62,061,626	$ -	$ -	$62,061,626

The Fund did not hold any Level 3 assets during the six months ended August 31, 2017.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.  The Fund did not engage in any derivative transactions during the six months ended August 31, 2017.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended February 28, 2017, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the six months ended August 31, 2017, the Fund did not incur any interest or penalties.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2017 (Unaudited)

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value.  For the six months ended August 31, 2017 the Advisor earned fees of $109,555.  At August 31, 2017 the Fund owed the Advisor $20,293 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above. The Advisor did not defer any fees or reimburse the Fund during the six months ended August 31, 2017.

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services.  Under these agreements, MSS is paid a fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis.  For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum.  For the six months ending August 31, 2017, the Fund paid MSS $26,091 for the services that it provided to the Fund, comprised of $18,126 in accounting and administrative services and $7,965 in transfer agency services.  At August 31, 2017, $4,255 was due to MSS for services provided.

An affiliate of the Advisor provides services to the Fund. These fund servicing expenses amounted to $21,173 for the six months ended August 31, 2017.  At August 31, 2017, the Fund owed $3,673 for fund servicing expenses.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation.  The Fund currently does not pay special compensation to any Director.  Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the six months ended August 31, 2017 the Fund incurred $4,691 in regular compensation director fees and expenses.

The Fund pays the Chief Compliance Officer and the Assistant Chief Compliance Officer $1,000 and $500 per month, respectively. For the six months ended August 31, 2017, The Fund paid the Chief Compliance Officer $5,000 and the Assistant Chief Compliance Officer $2,000.  The Chief Compliance Officer is an affiliate of a Fund Director.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2017, purchases and sales of securities, excluding short-term investments, aggregated $509,328 and $850,560, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $29,746,537 Unrealized depreciation ($549,516), Net unrealized appreciation $29,197,021.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2017 (Unaudited)

For Federal income tax purposes, the cost of investments owned at August 31, 2017 was $32,864,605.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 28, 2017, the components of net assets on a tax basis were as follows: Ordinary income $37,266, Long term gains $157,992 Unrealized appreciation $28,713,562 Unrealized depreciation (546,373).

The tax character of distributions paid during the fiscal year ended February 28, 2017 was as follows:

Distributions paid from: Ordinary income $1,155,325, Short term capital gains $7,681, Long term capital gains $1,269,500.

The tax character of distributions paid during the fiscal year ended February 29, 2016 was as follows:

Distributions paid from: Ordinary income $983,856, Short term capital gains $16,531, Long term capital gains $2,355,229.

No distributions were paid as of the six months ended August 31, 2017.

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

NOTE 7.  NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2017 through August 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2017	August 31, 2017	March 1, 2017 to August 31, 2017

Actual	$1,000.00	$1,023.70	$4.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.22	$4.02

* Expenses are equal to the Fund's annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Gloria Schaffer Age: 87 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Susan Ryan Age: 67 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since March 2016	Vice President, C.A. White (real estate development and management company)	1	None
Edward Shashoua Age: 58 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	Primary Care Internist, Newton-Wellesley Physicians; Owner/Trustee, Brandywine Development Co. (real estate development)	1	None
Daniel Mandell Age: 54 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	General Council and Vice President, DialogueDirect Inc.; Founding member, Carabello & Mandell (law firm)	1	None

Interested Directors:

Vita Nelson 1,2 Age: 80 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
J. Mario Medina Age: 51 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Treasurer	Indefinite – since 2017	Co-manager of the Fund since July 1, 2017; editor and senior analyst for Julie Stav Inc.	1	None
Leonard Barenboim Age: 56 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Chief Compliance Officer	Indefinite – since 2017	CEO and Chief Compliance Officer, Temper of the Times Investor Services, Inc.; Principal and project manager, ELBI Systems LLC; and Chief Compliance Officer, Ariston/Astor Wealth Management Inc. from 2014-2015.	1	None

Principal Officers who are not Directors:

Lester Nelson 1 Age: 89 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Secretary	Indefinite – since 1998	Law Firm of Lester Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2017

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

INFORMATION REGARDING PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

INVESTMENT ADVISORY AGREEMENT

The Board of Directors of The MP63 Fund, including the Independent Directors voting separately, reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (“Advisory Agreement”) with Moneypaper Advisor, Inc. (the “Advisor”) at an in-person meeting held on August 9, 2017.  All of the Directors, including all of the Independent Directors, were present in person for Board’s consideration and approval of these matters.

At the meeting, Counsel advised the Directors and the Independent Directors of their statutory and fiduciary obligations in determining whether to approve the continuance of the Advisory Agreement.  In connection with their consideration of these matters, the Independent Directors requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders, and the Advisor provided both written and oral information responsive to the Board’s request. In particular, the Directors requested and reviewed information provided by  the Advisor related to the following: (i) the nature, extent and quality of the services provided by the Advisor, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

With respect to the nature, extent and quality of the services provided by the Advisor, the Directors reviewed the background, qualifications, education and experience of the Advisor’s investment, operational and compliance personnel. The Directors considered the roles of each person as well as their relevant experience in the financial services industry, noting in particular that Vita Nelson had managed the Fund's assets since its inception in 1999 and that Mario Medina, who was appointed as co-manager of the Fund effective July 1, 2017, has extensive investment-related financial experience, including serving as an editor and senior analyst at a firm that contributes to and encourages the financial education of the Hispanic community in the United States and globally, with a focus financial education programs relating to the benefits of low-cost direct investing in index funds, no-load mutual funds and dividend reinvestment plans (DRIPs). The Directors also discussed and considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.  The Directors also considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program (including the designation of a new Chief Compliance Officer), and the Advisor’s role in coordinating such services and programs.

With respect to performance, the Directors reviewed the Fund’s performance over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds. The Directors found that while the Fund’s performance historically has been in line with the large cap equity markets, its short term performance in the last year and its long-term performance

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2017

exceeded the Fund’s benchmark. In particular, the Directors noted that as of the end of the last calendar year (December 31, 2016), the Fund achieved positive returns across all standard performance measurement time frames, and had significantly outperformed its benchmark, the S&P 500, for one year performance, had slightly lagged the benchmark for three year and five year performance, and had slightly outperformed the benchmark for 10 year and since inception (March 1 1999) performance. The Board further noted that as of June 30, 2017, the Fund had underperformed the S&P 500 benchmark year to date.

The Board also considered the Fund’s performance relative to the Morningstar Large Cap Blend Index (the Fund’s Morningstar benchmark category).  In that regard, they noted that as of December 31, 2016, the Fund had significantly outperformed the Morningstar Large Cap Blend Index for one year performance, had lagged the Morningstar Index for three year and five year performance, and had slightly outperformed the Morningstar Index for 10 year performance. They further noted that as of June 30, 2017, the Fund had underperformed the Morningstar Index year to date.

The Board also considered comparisons of the growth of a $10,000 investment in the Fund against the S&P 500 Index, the Morningstar Large Cap Blend Index, and the Lipper Multi-Cap Core Index (the Fund’s Lipper benchmark category), for the one year, five year, 10 year, and since inception periods ending July 31, 2017,

Finally, the Board considered that Morningstar as of July 31, 2017 continued to rank the Fund as a four-star fund overall (with 5 stars being the highest rating and 1 star being the lowest), and that Lipper gives the Fund an overall ranking of 4 for Total Return, 4 for Consistent Return 5 for Capital Preservation, 5 for Expense, and 3 for Tax Efficiency (with 5 being the best ranking). Based on the totality of this information, the Board found that the Fund's performance reflected the Advisor's ability to effectively manage the Fund's assets on a long term basis in different market environments. The Board concluded that, despite challenges in recent years, the Fund has performed well on a consistent long-term basis under the Advisor's management.

With respect to the fees and expenses paid by the Fund, the Board noted that the Advisory fee rate of 0.35%, which had not changed since the Fund’s inception, had resulted in the Advisor receiving $200,963 in advisory fees for the fiscal year ended February 28, 2017, up from $185,384 in 2016.   The Advisor also provided information to the Directors comparing the Fund’s  annualized expense ratio of 0.77% for the fiscal year ending February 28, 2017 (down slightly from  0.80% in 2016) to the average expense ratio and median expense ratio for all funds in Morningstar's Large Cap Blend Category for 2017, which were 1.02% and .90% respectively.  The Directors also considered that in the last five years, the Fund’s expense ratio has been in the range of 16 to 28 basis points lower than the Morningstar’s Large Cap Blend Category average, and in the range of 6 to 18 basis points lower than the median expense ratio of funds in Morningstar’s Fee Comparison Group of Large Cap no-load funds.  The Directors also considered favorable advisory fee and expense ratio comparisons between the Fund and four similarly sized funds administered by Mutual Shareholder Services, and statements by a representative of Mutual Shareholder Services, which services many mutual funds, that in his experience, both the advisory fee and the overall expense ratio of the Fund were low compared to other U.S. equity mutual funds.   After discussion, the Board concluded, based on the information provided to it at this meeting as well as on the investing experience of the individual members of the Board, that the Advisor’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

The Directors considered that while the Advisor receives no other fees related to its management of the Fund, the Advisor's parent, Moneypaper Publications, LLC, receives a monthly fee of $3,500 for performing certain administrative services for the Fund. Those services include (i) negotiating with and supervising the Fund's other service providers, (ii) preparing shareholder communications, including designing and preparing shareholder documents, (iii) production-related services, and (iv) maintaining the Fund’s website. In connection with this contract, the directors considered that such administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month -- or $42,000 for the last fiscal year--and have been at that level consistently since November 2007. The Board further considered that these fees, which the Advisor classified as a fallout benefit from the Advisor’s relationship with the Fund, were included in the Fund's total expense ratio, which they determined was lower than average and median expense ratios in the Funds’ Morningstar Large Cap Blend category.

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2017

With respect to the Advisor’s profitability resulting from its relationship with the Fund, the Directors considered and discussed with the Advisor profit and loss statements that the Advisor had provided for the period for the twelve month period ending February 28, 2017 (corresponding to the Fund’s fiscal year-end), noting that the Advisor realized a small profit on advisory fee revenues of approximately $200,000 during that time.  The Directors noted that since the Advisor managed only the Fund and no other accounts, such profit and loss statements fully encompass the Advisor’s profitability resulting from its relationship with the Fund.  In order to assess the overall financial condition of the Advisor, the Directors in addition reviewed and discussed with the Advisor the Advisor’s balance sheet as of December 31, 2016 and March 31, 2017, and also discussed the financial condition of the Advisor’s parent company and other companies under common control.   Finally, the Directors considered the terms and conditions of the errors and omissions policy and how that policy would affect the Advisor’s ability to meet unexpected financial contingencies.   Based on all the information presented, the Independent Directors concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

With respect to economies of scale, the Directors noted that the Advisory Agreement does not contain breakpoints that would reduce the advisory fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at that time.

Finally, the Directors reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” practices. The Directors noted with approval that the Advisor did not currently engage in any soft dollar relationships. They also discussed and reviewed the average commission rates paid by the Fund, and concluded that they are reasonable.

Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that: (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and the Advisor is providing adequate portfolio management services to the Fund; and (iii) shareholders are being provided a quality investment management services at a total expense ratio that compares favorably to other funds managed in the same investment style. The Independent Directors decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Advisory Agreement. The Independent Directors also considered the “fallout benefits” to the Advisor, including the administrative services fee that the Fund pays to the Advisor’s parent company, but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement. Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2017

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the continuation of the current advisory agreement between the Fund and the Advisor is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors, by separate vote of the Independent Directors and the entire Board of Directors, unanimously approved continuation of the advisory agreement.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 8,  2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 8, 2017

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date November 8, 2017

* Print the name and title of each signing officer under his or her signature.